Variable Interest Entities	12 Months Ended
Dec. 31, 2021
Variable Interest Entities [Abstract]
Variable Interest Entities	Variable Interest Entities
We consolidated a VIE based on our ability to exercise power and being the primary beneficiary of the entity including directing the operations and marketing campaigns and sharing customer lists and publications, as of December 31, 2021 and 2020. There have been no reconsideration events during these periods. The assets of consolidated variable interest entities may only be used to settle obligations of these entities. In addition, there is no recourse to MarketWise for the consolidated VIE’s liabilities. The following represents financial information for the consolidated VIE included in the consolidated balance sheets:

	As of December 31,
	2021	2020
Current assets	$3,901	$3,787
Noncurrent assets	2	22
Total assets	$3,903	$3,809

Current liabilities	$274	$3,265
Total liabilities	$274	$3,265